UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010
ONEIDA FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-34813	80-0632920

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

182 Main Street, Oneida, New York	13421-1676

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (315) 363-2000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 1, 2010 the Company entered into employment agreements with its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Credit Officer. The agreements replace previous employment agreements in place with the named executives.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)
Attached as exhibits are the employment agreements between the Company and its President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Credit Officer.

The following Exhibit is attached as part of this report:

10.1	Employment Agreement between the Company and Michael R. Kallet.

10.2	Employment Agreement between the Company and Eric E. Stickels.

10.3	Employment Agreement between the Company and Thomas H. Dixon.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEIDA FINANCIAL CORP.
DATE: November 1, 2010	By:	/s/ Michael Kallet
Michael R. Kallet
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between the Company and Michael R. Kallet.

10.2	Employment Agreement between the Company and Eric E. Stickels.

10.3	Employment Agreement between the Company and Thomas H. Dixon.